                                                                    EXHIBIT 10.2





                       FORM OF FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP



                                       OF



                    WELLS TIMBER OPERATING PARTNERSHIP, L.P.



                                TABLE OF CONTENTS

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
                                                                                                       Page
                                                                                                       ----
ARTICLE I         DEFINED TERMS...........................................................................1
ARTICLE II        PARTNERSHIP FORMATION AND IDENTIFICATION...............................................10
                  2.01 Formation.........................................................................10
                  2.02 Name, Office and Registered Agent.................................................10
                  2.03 Partners..........................................................................10
                  2.04 Term and Dissolution..............................................................10
                  2.05 Filing of Certificate and Perfection of Limited Partnership.......................11
                  2.06 Certificates Describing Partnership Units and Special Partnership Units...........11
ARTICLE III       BUSINESS OF THE PARTNERSHIP............................................................11
ARTICLE IV        CAPITAL CONTRIBUTIONS AND ACCOUNTS.....................................................12
                  4.01 Capital Contributions.............................................................12
                  4.02 Additional Capital Contributions and Issuance of Additional Partnership
                       Interests.........................................................................12
                  4.03 Additional Funding................................................................14
                  4.04 Capital Accounts..................................................................14
                  4.05 Percentage Interests..............................................................14
                  4.06 No Interest on Contributions......................................................15
                  4.07 Return of Capital Contributions...................................................15
                  4.08 No Third Party Beneficiary........................................................15
ARTICLE V         PROFITS AND LOSSES; DISTRIBUTIONS......................................................15
                  5.01 Allocation of Profit and Loss.....................................................15
                  5.02 Distribution of Cash..............................................................17
                  5.03 REIT Distribution Requirements....................................................19
                  5.04 No Right to Distributions In Kind.................................................19
                  5.05 Limitations of Return of Capital Contributions....................................19
                  5.06 Distributions Upon Liquidation....................................................19
                  5.07 Substantial Economic Effect.......................................................19
ARTICLE VI        RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER..................................20
                  6.01 Management of the Partnership.....................................................20
                  6.02 Delegation of Authority...........................................................22
                  6.03 Indemnification and Exculpation of Indemnitees....................................22
                  6.04 Liability of the General Partner..................................................23
                  6.05 Reimbursement of General Partner..................................................24
                  6.06 Outside Activities................................................................24
                  6.07 Employment or Retention of Affiliates.............................................24
                  6.08 General Partner Participation.....................................................25
                  6.09 Title to Partnership Assets.......................................................25
                  6.10 Miscellaneous.....................................................................25
ARTICLE VII       CHANGES IN GENERAL PARTNER.............................................................26
                  7.01 Transfer of the General Partner's Partnership Interest............................26
                  7.02 Admission of a Substitute or Additional General Partner...........................27
                  7.03 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.......28
                  7.04 Removal of a General Partner......................................................28
ARTICLE VIII      RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.........................................29
                  8.01 Management of the Partnership.....................................................29
                  8.02 Power of Attorney.................................................................29
                  8.03 Limitation on Liability of Limited Partners.......................................29
                  8.04 Ownership by Limited Partner of Corporate General Partner or Affiliate............30
                  8.05 Redemption Right..................................................................30
                  8.06 Registration......................................................................32
                  8.07 Redemption of Special Partnership Units...........................................32
ARTICLE IX        TRANSFERS AND REDEMPTIONS OF LIMITED PARTNERSHIP INTERESTS.............................34

                  9.01 Purchase for Investment..........................................................34
                  9.02 Restrictions on Transfer of Limited Partnership Interests........................34
                  9.03 Admission of Substitute Limited Partner..........................................35
                  9.04 Rights of Assignees of Partnership Interests.....................................36
                  9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner....36
                  9.06 Joint Ownership of Interests.....................................................36
                  9.07 Redemption of Partnership Units..................................................37
ARTICLE X         BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS............................................37
                  10.01 Books and Records...............................................................37
                  10.02 Custody of Partnership Funds; Bank Accounts.....................................37
                  10.03 Fiscal and Taxable Year.........................................................37
                  10.04 Annual Tax Information and Report...............................................37
                  10.05 Tax Matters Partner; Tax Elections; Special Basis Adjustments...................38
                  10.06 Reports to Limited Partners.....................................................38
ARTICLE XI        AMENDMENT OF AGREEMENT; MERGER........................................................38
ARTICLE XII       GENERAL PROVISIONS....................................................................39
                  12.01 Notices.........................................................................39
                  12.02 Survival of Rights..............................................................39
                  12.03 Additional Documents............................................................39
                  12.04 Severability....................................................................39
                  12.05 Entire Agreement................................................................39
                  12.06 Pronouns and Plurals............................................................39
                  12.07 Headings........................................................................39
                  12.08 Counterparts....................................................................40
                  12.09 Governing Law...................................................................40

EXHIBIT A.........ALLOCATION OF PARTNERSHIP UNITS
EXHIBIT B.........NOTICE OF EXERCISE OF REDEMPTION RIGHT

                       FORM OF FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                    WELLS TIMBER OPERATING PARTNERSHIP, L.P.




                                    RECITALS


         Wells Timber Operating Partnership, L.P. (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of November 9, 2005. This First Amended and Restated Agreement of Limited Partnership is entered into this ___ day of ________, 2006 between Wells Timber Real Estate Investment Trust, Inc., a Maryland corporation (the "General Partner") and the Limited Partner(s) set forth on Exhibit A hereto (the "Agreement") and supercedes and replaces the Agreement of Limited Partnership executed by the parties hereto as of November 9, 2005.


                                    AGREEMENT


         NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I


                                  DEFINED TERMS


         The following defined terms used in this Agreement shall have the meanings specified below:


         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.


         "Additional Funds" has the meaning set forth in Section 4.03 hereof.

         "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.05 hereof) or preferred stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares or preferred stock.


         "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the General Partner directly.


         "Advisor" or "Advisors" means the Persons or Persons, if any, appointed, employed or contracted with by the General Partner and responsible for directing or performing the day-to-day business affairs of the General Partner, including any Person to whom the Advisor subcontracts substantially all of such functions.

         "Advisory Agreement" means the agreement between the Partner, the General Partner and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the General Partner.


         "Affiliate" means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or
(iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests or otherwise.


         "Agreed Value" means the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The names and addresses of the Partners, number of Partnership Units or Special Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A.


         "Appraised Value" means the fair market value of the assets of the Partnership as determined by an appraisal made by an Independent Appraiser.


         "Agreement" means this Agreement of Limited Partnership.


         "Articles of Incorporation" means the Articles of Incorporation of the General Partner filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.


         "Capital Account" has the meaning provided in Section 4.04 hereof.


         "Capital Contribution" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.


         "Cash Amount" means an amount of cash per Partnership Unit equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption.


         "Certificate" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.


         "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.


         "Commission" means the U.S. Securities and Exchange Commission.

         "Conversion Factor" means 1.0, provided that in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date and, provided further, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.


         "8% Return" means, with respect to the General Partner, an amount calculated like simple interest at the rate of eight percent (8%) per annum calculated on the varying daily balances of Invested Capital of the General Partner during the period to which the 8% Return relates, and determined on the basis of a 360-day year/30-day month, cumulative for the period for which such 8% Return is being determined.


          "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debtor liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.


         "General Partner" means Wells Timber Real Estate Investment Trust, Inc., a Maryland corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.


         "General Partnership Interest" means a Partnership Interest held by the General Partner that is a general partnership interest.


         "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as the General Partner, or a director, officer or employee of the General Partner or the Partnership, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         "Independent Director" means a director of the General Partner who is not an officer or employee of the General Partner, any Affiliate of an officer or employee or any Affiliate of (i) any lessee of any property of the General Partner or any Subsidiary of the General Partner, (ii) any Subsidiary of the General Partner, or (iii) any partnership that is an Affiliate of the General Partner.


         "Independent Appraiser" means an appraiser of real estate with no material current or prior business or personal relationship with the Advisor, the Partnership, the General Partner or the directors of the General Partner, that, in the determination of the General Partner, is qualified to appraise real estate by virtue of being engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Partnership. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification.


         "Invested Capital" means, with respect to the General Partner, as of any relevant date, an amount equal to the excess of (i) the aggregate amount of cash contributed or deemed contributed by the General Partner to the Partnership from the gross proceeds of the issuance by the General Partner of REIT Shares or other Additional Securities pursuant to Article IV hereof as of such date, over
(ii) the cumulative amounts paid to the General Partner in redemption of its Partnership Units pursuant to Section 8.05(f) as of such date.

         "Issue Price" means the per share price at which the applicable REIT Shares were offered in the General Partner's public offering pursuant to which they were issued, not reduced by any discounted selling commissions or reduced fees that the General Partner may pay to its Dealer Manager which may have applied to the purchase of such REIT Shares.


         "Joint Venture" means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.


         "Limited Partner" means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.


         "Limited Partnership Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.


         "Listing" means the approval of the REIT Shares, issued by the General Partner pursuant to an effective Registration Statement, for trading on a national securities exchange. Upon such Listing, the shares shall be deemed "Listed."


         "Listing Redemption Amount" means the following: If (i) the Market Value plus the cumulative distributions made to the General Partner from the inception of the Partnership through the date of Listing exceeds (ii) the sum of
(A) Invested Capital of the General Partner as of the date of Listing, and (B) an amount of cash that, if distributed to the General Partner as of the date of Listing, would have provided it with a 7% Return as of such date, then the Listing Redemption Amount shall equal 10% of the excess amount. Alternatively, if (i) the Market Value plus the cumulative distributions made to the General Partner from the inception of the Partnership through the date of Listing exceeds (ii) the sum of (A) Invested Capital of the General

Partner as of the date of Listing, and (B) an amount of cash that, if distributed to the General Partner as of the date of Listing, would have provided it with an 8% Return as of such date, then the Listing Redemption Amount shall equal 20% of the excess amount.


         "Loss" has the meaning provided in Section 5.01(f) hereof.


         "Market Value" means the market value of the General Partner's Listed REIT Shares as of the date of Listing, which shall be equal to the product of
(a) the number of REIT Shares issued and outstanding at the time of Listing, multiplied by (b) the average Listed Market Price (as defined below) of a REIT Share for the 30 trading days beginning on the 180th day after the date of Listing. The "Listed Market Price" of a REIT Share for each such trading day shall be the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported on the national securities exchange on which the REIT Shares are listed for trading.


         "Minimum Limited Partnership Interest" means the lesser of (i) 1% or
(ii) if the total Capital Contributions to the Partnership exceed $50 million, 1% divided by the ratio of the total Capital Contributions to the Partnership to $50 million; provided, however, that the Minimum Limited Partnership Interest shall not be less than 0.2% at any time.


         "Mortgages" means, in connection with any mortgage financing provided, invested in, participated in or purchased by the Partnership, all of the notes, deeds of trust, mortgages, security interests or other evidences of indebtedness or obligations, which are secured by or, collateralized by, or applicable to any Property owned by the borrowers under such notes, deeds of trust, mortgages, security interests or other evidences of indebtedness or obligations.


         "Net Sales Proceeds" means (i) in the case of a transaction described in clause (A)(i) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Partnership, including all real estate disposition fees, closings costs and legal fees and expenses; (A)(ii) in the case of a transaction described in clause (ii) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction; (iii) in the case of a transaction described in clause
(A)(iii) of the definition of Sale, the proceeds of any such transaction actually distributed to the Partnership from the Joint Venture less the amount of any selling expenses incurred by or on behalf of the Partnership (other than those paid by the Joint Venture); (iv) in the case of a transaction described in clause (A)(iv) of the definition of Sale, the proceeds of any such transaction (including the aggregate of all payment under a Mortgage on or in satisfaction thereof other than regularly schedule interests payments) less the amount of selling expenses incurred by or on behalf of the Partnership, including all commissions, closing costs and legal fees and expenses; (v) in the case of a transaction described in clause (A)(v) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction; and (vi) in the case of a transaction described in clause (B) of the definition of Sale, the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more assets as described in clause (B) of the definition of Sale within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the General Partner determines, in its discretion, to be economically equivalent to the proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Partnership in its sole discretion.


         "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.


         "Offer" has the meaning set forth in Section 7.01(c) hereof.


         "Offering" means the initial offer and sale by the General Partner and the purchase by the Dealer Manager (as defined in the Prospectus) of REIT for sale to the public.


         "OP Unitholders" means all holders of Partnership Interests other than the Special OP Unitholders.


         "Original Limited Partner" means the Limited Partner designated as "Original Limited Partner" on Exhibit A hereto.


         "Partner" means any General Partner or Limited Partner.


         "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).


         "Partnership" means Wells Timber Operating Partnership, L.P., a Delaware limited partnership.


         "Partnership Interest" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.


         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).


         "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.


         "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder excluding the Partnership Interests represented by Special Partnership Units. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as may be amended from time to time.


         "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as may be amended from time to time.


         "Person" means any individual, partnership, corporation, joint venture, trust or other entity.

         "Profit" has the meaning provided in Section 5.01(g) hereof.


         "Property" means any timberland or related property or other investment in which the Partnership holds an ownership interest.


         "Prospectus" means the final prospectus delivered to purchasers of REIT Shares in the Offering.


         "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole and absolute discretion pursuant to Section 8.05(b) hereof.


         "Redemption Note" has the meaning set forth in Section 8.07(b)(i)


         "Redemption Right" has the meaning provided in Section 8.05(a) hereof.


         "Redeeming Partner" has the meaning provided in Section 8.05(a) hereof.


         "Regulations" means the Federal Income Tax Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.


         "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.


         "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to any public offering and registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuing or redemption of Partnership Interests, and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.


         "REIT Share" means a share of common stock, par value $0.01 per share, in the General Partner (or successor entity, as the case may be).


         "REIT Shares Amount" means a number of REIT Shares equal to the product of the number of Partnership Units offered for exchange by a Redeeming Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Redemption Date; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.


         "Sale" means (A) any transaction or series of transactions whereby: (i) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership or any Property or portion thereof, including the lease of any Property and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Partnership in any Joint Venture; (iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including any event with respect to any Real Property which gives rise to insurance claims or condemnation awards; (iv) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys, or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Partnership directly or indirectly (except as described in any other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Real Property, Mortgage or other investment owner by the Partnership, directly or indirectly through one or more of its Affiliates, and any other investment made, directly or indirectly through one or more of its Affiliates, not previously described in this definition of any portion thereof, but (B) not including any transaction or series of transactions specified in clause (A)(i) through (v) above in which the proceeds of such transaction or series of transactions are reinvested by the Partnership in one or more such assets within 180 days thereafter.


         "Securities Act" means the Securities Act of 1933, as amended.


         "Service" means the Internal Revenue Service.


         "7% Return" means, with respect to the General Partner, an amount calculated like simple interest at the rate of seven percent (7%) per annum calculated on the varying daily balances of Invested Capital of the General Partner during the period to which the 7% Return relates, and determined on the basis of a 360-day year/30-day month, cumulative for the period for which such 7% Return is being determined.


         "Special OP Unitholders" mean the holders of Special Partnership Units.


         "Special Partnership Unit" means a unit of a series of Partnership Interests, designated as Special Partnership Units, issued pursuant to Section
4.02. The number of Special Partnership Units outstanding and the Special Percentage Interests in the Partnership represented by such Special Partnership Units are set forth on Exhibit A, as such Exhibit may be amended from time to time. A holder of a Special Partnership Unit shall have the same rights and preferences as a holder of a Partnership Unit under this Agreement that is a Limited Partner except as set forth in Section 7.01(c), 8.05, 8.06 and 8.07.


         "Special Percentage Interest" shall mean the percentage ownership interest in the Partnership of each Special OP Unitholder, as determined by dividing the Special Partnership Units owned by each Special OP Unitholder by the total number of Special Partnership Units then outstanding. The Special Percentage Interest of each Partner shall be as set forth on Exhibit A, as such Exhibit may be amended from time to time.

         "Specified Redemption Date" means the first business day of the month that is at least 60 business days after the receipt by the General Partner of the Notice of Redemption.


         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.


         "Subsidiary Partnership" means any partnership of which the partnership interests therein are owned by the General Partner or a wholly-owned subsidiary of the General Partner.


         "Substitute Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.


         "Successor Entity" has the meaning provided in the definition of "Conversion Factor" contained herein.


         "Surviving General Partner" has the meaning set forth in Section 7.01(d) hereof.


         "Termination Event" means the termination or non-renewal of the Advisory Agreement other than for "cause" as defined in the Advisory Agreement.


         "Termination Redemption Amount" means the following: If (i) the Appraised Value of the assets of the Partnership (less all liabilities of the Partnership) plus the cumulative distributions made to the General Partner from the inception of the Partnership through the date of the Termination Event exceeds (ii) the sum of (A) Invested Capital of the General Partner as of the date of the Termination Event, and (B) an amount of cash that, if distributed to the General Partner as of the date of the Termination Event, would have provided it with a 7% Return as of such date, then the Termination Redemption Amount shall equal 10% of the excess amount. Alternatively, if (i) the Appraised Value of the assets of the Partnership (less all liabilities of the Partnership) plus the cumulative distributions made to the General Partner from the inception of the Partnership through the date of the Termination Event exceeds (ii) the sum of (A) Invested Capital of the General Partner as of the date of the Termination Event, and (B) an amount of cash that, if distributed to the General Partner as of the date of the Termination Event, would have provided it with an 8% Return as of such date, then the Termination Redemption Amount shall equal 20% of the excess amount.


         "Transaction" has the meaning set forth in Section 7.01(c) hereof.


         "Transfer" has the meaning set forth in Section 9.02(a) hereof.


         "Unrecovered Contribution Account" means, with respect to the General Partner, as of any relevant date, the excess of (i) the aggregate amount of cash contributed or deemed contributed by the General Partner to the Partnership from the gross proceeds of the issuance by the General Partner of REIT Shares or other Additional Securities pursuant to Article IV hereof as of such date, over
(ii) the sum of (A) the cumulative distributions of cash and Net Sales Proceeds made to the General Partner as of such relevant date pursuant to Section 5.02 hereof, and (B) the cumulative amounts paid to the General Partner in redemption of its Partnership Units pursuant to Section 8.05(f) as of such date. All amounts distributed and paid to the General Partner pursuant to Sections 5.02 and 8.05(f) shall first be applied to reduce the Unrecovered Contribution Account until the balance of such Unrecovered Contribution Account equals zero ($0), and then shall be applied towards the calculation of the 7% Return and 8% Return.


         "Value" means with respect to any security, the average of the daily market price of such security for the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the security is Listed, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day,
(ii) if the security is not Listed, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the security is not Listed and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. When the Value of a security is being determined for purposes of issuance to an Affiliated Advisor, such Value as determined by the General Partner is required to be approved a majority of the General Partner's "Independent Directors" (as defined in the charter of the General Partner).


                                   ARTICLE II


                    PARTNERSHIP FORMATION AND IDENTIFICATION


         2.01 Formation. The Partners hereby agree to form the Partnership pursuant to the Act and upon the terms and conditions set forth in this Agreement.


         2.02 Name, Office and Registered Agent. The name of the Partnership is Wells Timber Operating Partnership, L.P. The specified office and place of business of the Partnership shall be 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.


         2.03 Partners.


         (a) The General Partner of the Partnership is Wells Timber Real Estate Investment Trust, Inc., a Maryland corporation. Its principal place of business is the same as that of the Partnership.


         (b) The Limited Partners are those Persons identified as Limited Partners on Exhibit A hereto, as amended from time to time.


         2.04 Term and Dissolution.


         (a) The term of the Partnership shall continue in full force and effect until December 31, 2053, except that the Partnership shall be dissolved upon the first to occur of any of the following events:

                  (i) The occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to
         Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General

         Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                  (ii) The passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);

                  (iii) The exchange of all Limited Partnership Interests (other than any of such interests held by the General Partner or Affiliates of the General Partner); or

                  (iv) The election by the General Partner that the Partnership should be dissolved.


         (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

         2.05 Filing of Certificate and Perfection of Limited Partnership. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.


         2.06 Certificates Describing Partnership Units and Special Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units and Special Partnership Units owned and the Percentage Interest and the Special Percentage Interest represented by such Partnership Units and Special Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and
(iii) shall bear a legend to the following effect:


         This certificate is not negotiable. The Partnership Units and the Special Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Agreement of Limited Partnership of Wells Timber Operating Partnership, L.P., as amended from time to time.


                                   ARTICLE III


                           BUSINESS OF THE PARTNERSHIP


         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under the Articles of Incorporation. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.


                                   ARTICLE IV


                       CAPITAL CONTRIBUTIONS AND ACCOUNTS


         4.01 Capital Contributions. The General Partner and the Limited Partner have made capital contributions to the Partnership in exchange for the Partnership Interests set forth opposite their names on Exhibit A, as amended from time to time.


         4.02 Additional Capital Contributions and Issuance of Additional Partnership Interests. Except as provided in this Section 4.02 or in Section 4.03, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.02.


         (a) Issuances of Additional Partnership Interests.


                  (i) General. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests shall be issued to the General Partner unless:


                           (1) (A) the additional Partnership Interests are
                  issued in connection with an issuance of REIT Shares of or other interests in the General Partner, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.02 and (B) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the General Partner;


                           (2) the additional Partnership Interests are issued
                  in exchange for property owned by the General Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or


                           (3) the additional Partnership Interests are issued
                  to all Partners in proportion to their respective Percentage Interests.


                  In addition, the General Partner may acquire Partnership Interests from other Partners pursuant to this Agreement. In the event that the Partnership issues Partnership Interests pursuant to this
         Section 4.02(a), the General Partner shall make such revisions to this Agreement (without any requirement of receiving approval of the Limited Partners) as it deems necessary to reflect the issuance of such additional Partnership Interests and any special rights, powers, and duties associated therewith.


                  Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.


                  (ii) Upon Issuance of Additional Securities. The General Partner shall not issue any Additional Securities other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner, as the General Partner may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner, to the Partnership; provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of a property to be held directly by the General Partner, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors (as defined in the General Partner's Amended and Restated Articles of Incorporation). Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and
         (y) the General Partner contributes all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.


         (b) Certain Deemed Contributions of Proceeds of Issuance of REIT Shares. In connection with any and all issuances of REIT Shares, the General Partner shall make Capital Contributions to the Partnership of the proceeds therefrom, provided that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any (i) purchase price discount or (ii) selling commissions, dealer manager fees other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with Section 6.05 hereof and in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.02(a) hereof.


         (c) Minimum Limited Partnership Interest. In the event that either an exchange pursuant to Section 8.05 hereof or additional Capital Contributions by the General Partner would result in the Limited Partners, in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and the Limited Partners shall form another partnership and contribute sufficient Limited Partnership Interests (other than Special Partnership Units) together with such other Limited Partners so that the limited partners of such partnership own at least the Minimum Limited Partnership Interest.


         4.03 Additional Funding. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may
(i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.


         4.04 Capital Accounts. A separate capital account (a "Capital Account") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, or (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.


         4.05 Percentage Interests. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of

Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.05, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.


         4.06 No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution.


         4.07 Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.


         4.08 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.


                                    ARTICLE V


                        PROFITS AND LOSSES; DISTRIBUTIONS


         5.01 Allocation of Profit and Loss.


         (a) General. Profits (and items thereof) and Losses (and items thereof) for each fiscal year or other applicable period shall be allocated among the OP Unitholders in accordance with their respective Percentage Interests.


         (b) Special Allocation with Respect to Sales. Profits (and items thereof) and Losses (and items thereof) for each fiscal year or other applicable period from Sales shall be allocated among the Partners such that the ending Capital Account of each Partner, immediately after giving effect to such allocations and giving effect to any distributions to which such Partner is entitled to pursuant to 5.02(b), is, as nearly as possible, equal to the amount of the distributions that would be made to such Partner pursuant to Section 5.06 if (i) the Partnership were dissolved and terminated at the end of the fiscal year or other applicable period, (ii) its affairs were wound up and each asset on hand at the end of the fiscal year or other applicable period were sold for cash equal to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f), (iii) all liabilities of the Partnership were satisfied (limited with respect to each nonrecourse liability to the fair market value of the assets securing such liability); and
(iv) the net assets of the Partnership were distributed to the Partners in accordance with Section 5.06. For purposes of the preceding allocations only, a Partner holding more than one class or series of Partnership Interests or units shall be deemed to be a separate Partner with respect to each such class, series or units.


         (c) Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest.


         (d) Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations
Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(d).


         (e) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(e), to the extent permitted by Regulations Section 1.704-1(b),

Profit shall be allocated to such Partner in an amount necessary to offset the Loss previously allocated to each Partner under this Section 5.01(e).


         (f) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.


         (g) Definition of Profit and Loss. "Profit" and "Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01(c), 5.01(d), or 5.01(e). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this
Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners.


         5.02 Distribution of Cash.

         (a) The Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with their respective Percentage Interests on the Partnership Record Date; provided, however, that if a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than the next day after a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest (or relating to the Partnership Record Date if such Partnership Interest was acquired on a Partnership Record Date) shall be reduced in the proportion to (i) the number of days that such additional Partnership Interest is held by such Partner bears to (ii) the number of days between such Partnership Record Date (including such Partnership Record Date) and the immediately preceding Partnership Record Date.

         (b) Except for distributions pursuant to Section 5.06 of this Agreement in connection with the dissolution and liquidation of the Partnership and subject to the provisions of Section 5.02(c), 5.02(d), 5.03, 5.05, and 8.07(b) of this Agreement, all distributions of cash other than Net Sales Proceeds shall be made to the OP Unitholders in accordance with their respective Percentage Interests on the Partnership Record Date and all distributions of Net Sales Proceeds shall be made in accordance with the following provisions:

                  (i) First, 100% to the OP Unitholders in accordance with their respective Percentage Interests on the Partnership Record Date until, and to the extent, the General Partner has received cumulative distributions of cash and Net Sales Proceeds under this

         Section 5.02 (including the proposed distribution) equal to the Unrecovered Contribution Account plus a 7.0% Return as of such determination date.

                  (ii) Second:

                  (A) After the General Partner has received cumulative distributions of cash and Net Sales Proceeds under this
                  Section 5.02 (including the proposed distribution) equal to the Unrecovered Contribution Account and more than a 7.0% Return but less than an 8% Return as of such determination date, such distributions of Net Sales Proceeds shall be made, on one hand, to the OP Unitholders (in proportion to their respective Percentage Interests on the Partnership Record
                  Date) such that they would have received 90% of the cumulative distributions of Net Sales Proceeds under this Section 5.02(b) (including the proposed distribution), and on the other hand to the Special OP Unitholders (in proportion to their respective Special Percentage Interests on the Partnership Record Date) such that they would have received 10% of the cumulative distributions of Net Sales Proceeds under this
                  Section 5.02(b) (including the proposed distribution); or

                  (B) After the General Partner has received cumulative distributions of cash and Net Sales Proceeds under this
                  Section 5.02 (including the proposed distribution) equal to the Unrecovered Contribution Account plus an 8% Return as of such determination date, such distributions of Net Sales Proceeds shall be made, on one hand, to the OP Unitholders (in proportion to their respective Percentage Interests on the Partnership Record Date) such that they would have received 80% of the cumulative distributions of Net Sales Proceeds under this Section 5.02(b) (including the proposed distribution), and on the other hand to the Special OP Unitholders (in proportion to their respective Special Percentage Interests on the Partnership Record Date) such that they would have received 20% of the cumulative distributions of Net Sales Proceeds under this Section 5.02(b) (including the proposed distribution).

         (c) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to the Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the actual amount to be distributed to the Partner is less than the amount required to be withheld by the Partnership, the amount required to be withheld shall be treated as a loan (a "Partnership Loan") from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "Defaulting Limited Partner") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting

Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.


         Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.02(c) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.


         (d) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.


         5.03 REIT Distribution Requirements. The General Partner shall use its reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to pay shareholder dividends that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.


         5.04 No Right to Distributions In Kind. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.


         5.05 Limitations of Return of Capital Contributions. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive, and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership's assets.


         5.06 Distributions Upon Liquidation. Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners in accordance with Section 5.02(b).


         To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.


         5.07 Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                   ARTICLE VI


              RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER


         6.01 Management of the Partnership.


         (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

                  (i) to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to notes and mortgages, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

                  (ii) to construct buildings and make other improvements on the properties owned or leased by the Partnership;

                  (iii) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                  (iv) to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                  (v) to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;

                  (vi) to guarantee or become a co-maker of indebtedness of the General Partner or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                  (vii) to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

                  (viii) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                  (ix) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership that is in excess of $20,000 or is not covered by insurance;

                  (x) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                  (xi) to make or revoke any election permitted or required of the Partnership by any taxing authority;

                  (xii) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                  (xiii) to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

                  (xiv) to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefore such reasonable remuneration as the General Partner may deem reasonable and proper;

                  (xv) to retain other services of any kind or nature in connection with the Partnership business, and to pay therefore such remuneration as the General Partner may deem reasonable and proper;

                  (xvi) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                  (xvii) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

                  (xviii) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

                  (xix) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                  (xx) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose; and

                  (xxi) to merge, consolidate or combine the Partnership with or into another person;

                  (xxii) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                  (xxiii) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.


         (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.


         6.02 Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.


         6.03 Indemnification and Exculpation of Indemnitees.


         (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.


         (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         (d) The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

         6.04 Liability of the General Partner.

         (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

         (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, itself and its shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of same, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of its shareholders on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith. to resolve the conflict in a manner not adverse to either its shareholders or the Limited Partners; provided, however, that for so long as the General Partner directly owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either its shareholders or the Limited

Partner shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

         (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

         6.05 Reimbursement of General Partner.

         (a) Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

         (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses and Administrative Expenses.

         6.06 Outside Activities. Subject to Section 6.08 hereof, the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

         6.07 Employment or Retention of Affiliates.

         (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefore which the General Partner determines to be fair and reasonable.

         (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

         (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

         6.08 General Partner Participation. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development or ownership of office or industrial property or other property, shall be conducted through the Partnership or one or more Subsidiary Partnerships; provided, however, that the General Partner is allowed to make a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of Additional Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors.

         6.09 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         6.10 Miscellaneous. In the event the General Partner redeems any REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner a number of Partnership Units as determined based on the application of the Conversion Factor on the same terms that the General Partner exchanged such REIT Shares. Moreover, if the General Partner makes a cash tender offer or other offer to acquire REIT Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner to acquire an equal number of Partnership Units held by the General Partner. In the event any REIT Shares are exchanged by the General Partner pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's Partnership Units for an equivalent purchase price based on the application of the Conversion Factor.

                                   ARTICLE VII


                           CHANGES IN GENERAL PARTNER


         7.01 Transfer of the General Partner's Partnership Interest.

         (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in or in connection with a transaction contemplated by Section 7.01(c), (d) or
(e).

         (b) The General Partner agrees that the Percentage Interest for it will at all times be in the aggregate at least .1%.

         (c) Except as otherwise provided in Section 6.04(b) or Section 7.01(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, (other than in connection with a change in the General Partner's state of incorporation or organizational form) in each case which results in a change of control of the General Partner (a "Transaction"), unless:

                  (i) the consent of Limited Partners holding more than 50% of the Percentage Interests and more than 50% of the Special Percentage Interests of the Limited Partners is obtained;

                  (ii) as a result of such Transaction all Limited Partners will receive (A) for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (a) exercised its Redemption Right and (b) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer and (B) for each Special Partnership Unit an amount of cash, securities or other property (as applicable based upon the type of consideration and the proportions thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such Special Partnership Unit at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares; or

                  (iii) the General Partner is the surviving entity in the Transaction and either (a) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares and (2) in exchange for their Special Partnership Units, an amount of cash, securities or other property (as applicable based upon the type of consideration and proportion thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such special Partnership Units at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares.

         (d) Notwithstanding Section 7.01(c), the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this
Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and to which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.05 hereof so as to approximate the existing rights and obligations set forth in Section 8.05 as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.


         In respect of any transaction described in the preceding Paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with the exercise of the Board of Trustees' fiduciary duties to the shareholders of the General Partner under applicable law.


         (e) Notwithstanding Section 7.01(c),

                  (i) a General Partner may transfer all or any portion of its General Partnership Interest to (a) a wholly-owned Subsidiary of such General Partner or (b) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

                  (ii) the General Partner may engage in a transaction not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

         7.02 Admission of a Substitute or Additional General Partner. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

         (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;

         (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

         (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel and the state or any other jurisdiction as may be necessary) that the admission of the person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.


         7.03 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.


         (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.


         (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.


         7.04 Removal of a General Partner.


         (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.

         (b) If a General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section

7.03(b) hereof and otherwise admitted to the Partnership in accordance with
Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

         (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b).

         (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.


                                  ARTICLE VIII


                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS


         8.01 Management of the Partnership. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.


         8.02 Power of Attorney. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.


         8.03 Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.


         8.04 Ownership by Limited Partner of Corporate General Partner or Affiliate. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section.


         8.05 Redemption Right.

         (a) Subject to Sections 8.05(b), 8.05(c), 8.05(d), and 8.05(e) and the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Partnership Units held by them, each Limited Partner, other than the General Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Cash Amount to be paid by the Partnership, provided that such Partnership Units shall have been outstanding for at least one year. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner requesting redemption (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.05(b); and provided, further, that no Limited Partner may deliver more than two Notices of Redemption during each calendar year. A Limited Partner may not exercise the Redemption Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so exchanged, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date.

         (b) Notwithstanding the provisions of Section 8.05(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for exchange by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.05(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five Business Days after the receipt by the General Partner of such Notice of Redemption. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.05(b), the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.05(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner, as the case may be, shall treat the transaction between the General Partner, as the case may be, and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner, as the case may be. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

         (c) Notwithstanding the provisions of Section 8.05(a) and 8.05(b), a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner pursuant to Section 8.05(b) (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.05(b)) would
(i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the Ownership Limitation (as defined in the Articles of Incorporation) and calculated in accordance therewith, except as provided in the Articles of Incorporation, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles of Incorporation, (iii) result in the General Partner being "closely held" within the meaning of Section 856(h) of the Code,
(iv) cause the General Partner to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or a Subsidiary Partnership's, real property, within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). The General Partner, in their sole and absolute discretion, may waive the restriction on exchange set forth in this
Section 8.05(c); provided, however, that in the event such restriction is waived, the Redeeming Partner shall be paid the Cash Amount.

         (d) Any Cash Amount to be paid to an Redeeming Partner pursuant to this
Section 8.05 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed for up to an additional 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of exchanged Partnership Units hereunder to occur as quickly as reasonably possible.

         (e) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "Restriction Notice") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under section 7704 of the Code.

         (f) The receipt of a request for redemption with respect to REIT Shares held by stockholders of the General Partner (a "REIT Notice") shall be deemed to be a Notice of Redemption given by the General Partner to the Partnership and an exercise of the Redemption Right with respect to a number of Partnership Units equal to the number of REIT Shares identified in the REIT Notice. With respect to any Redemption Right exercised by the General Partner pursuant to this
Section 8.05(f), the General Partner will elect for payment of the Redemption Amount by the Partnership to the General Partner to be the Cash Amount.

         8.06 Registration. Subject to the terms of any agreement between the General Partner and one or more Limited Partners with respect to Partnership Units held by them:

         (a) Shelf Registration of the Common Stock. Within two weeks prior or subsequent to the first date upon which the Partnership Units owned by any Limited Partner may be exchanged (or such later date as may be required under applicable provisions of the Securities Act), the General Partner agrees to file with the Securities and Exchange Commission (the "Commission"), a shelf registration statement on Form S-3 (if the General Partner is eligible to use such form) under Rule 415 of the Securities Act (a "Registration Statement"), or any similar rule that may be adopted by the Commission, with respect to all of the shares of Common Stock that may be issued upon exchange of such Partnership Units pursuant to Section 8.05 hereof ("Exchange Shares"). The General Partner will use its best efforts to have the Registration Statement declared effective under the Securities Act. The General Partner need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The General Partner further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the General Partner or by the Securities Act or rules and regulations thereunder for such Registration Statement.

         (b) Resale Registration Statement. If a Registration Statement under subsection (a) above is not available under the securities laws or the rules of the Commission, or if required to permit the resale of Exchange Shares by "Affiliates" (as defined in the Securities Act), upon the written request of any Limited Partner holding at least 20,000 Partnership Units, the General Partner agrees to file with the Commission a Registration Statement covering the resale of Exchange Shares by Affiliates or others whose Exchange Shares are not covered by a Registration Statement filed pursuant to subsection (a) above. The General Partner will use its best efforts to have the Registration Statement declared effective under the Securities Act. The General Partner need not file a separate Registration Statement, but may file one Registration Statement covering Exchange Shares issuable to more than one Limited Partner. The General Partner further agrees to supplement or make amendments to each Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the General Partner or by the Securities Act or rules and regulations thereunder for such Registration Statement.

         (c) Listing on Securities Exchange. If the General Partner shall cause the REIT Shares to be Listed, it will at its expense and as necessary to permit the registration and sale of the Exchange Shares issuable hereunder, list, maintain and, when necessary, increase such Listing to include such Exchange Shares.

         (d) Registration Not Required. Notwithstanding the foregoing, the General Partner shall not be required to file or maintain the effectiveness of a registration statement relating to Exchange Shares after the first date upon which, in the opinion of counsel to the General Partner, all of the Exchange Shares covered thereby could be sold by the holders thereof in any period of three months pursuant to Rule 144 under the Securities Act, or any successor rule thereto.


         8.07 Redemption of Special Partnership Units. Upon the earliest to occur of (a) the termination or nonrenewal of the Advisory Agreement for "cause" (as defined in the Advisory Agreement), (b) a Termination Event or (c) the Listing, the Special OP Unitholder shall have the right to require the Partnership to redeem the Special Partnership Units as provided in this Section 8.07.


         (a) Redemption of Special Partnership Units Upon Termination or Nonrenewal of Advisory Agreement for Cause. If the Advisory Agreement is terminated or not renewed by the

General Partner for "cause" (as defined in the Advisory Agreement), all of the Special Partnership Units shall be redeemed by the Partnership for $1, effective as of the date of the termination or nonrenewal of the Advisory Agreement.


         (b) Redemption of Special Partnership Units Upon a Termination Event. Upon the occurrence of a Termination Event, the Special OP Unitholder shall have the right to require the Partnership to redeem all, but not less than all, of the Special Partnership Units for an amount equal to the Termination Redemption Amount to be paid by the Partnership, at the election of the General Partner, in the form of either cash or the issuance to the Special OP Unitholder of an interest-bearing promissory note (the "Redemption Note") in an amount equal to the Termination Redemption Amount. Interest on the Redemption Note will accrue beginning on the Termination Date at a rate deemed fair and reasonable by the General Partner. After the Termination Date, the Company shall repay the Redemption Note using the Net Sales Proceeds of each Sale prior to making any distributions under Section 5.02(b) until the Redemption Note is paid in full, with interest. If the Redemption Note has not been paid in full within five years after the Termination Date, then the General Partner shall purchase the Redemption Note from the Special OP Unitholder in exchange for cash or REIT Shares with a Market Value equal to the aggregate amount outstanding under the Redemption Note, including principal and accrued but unpaid interest.


         (c) Redemption of Special Partnership Units Upon a Listing. Upon the occurrence of a Listing, the Special OP Unitholder shall have the right to require the Partnership to redeem all, but not less than all, of the Special Partnership Units for an amount in cash equal to the Listing Redemption Amount to be paid by the Partnership; provided however, that the Partnership shall not be obligated to satisfy such redemption right if the General Partner elects to purchase the Special Partnership Units subject to redemption. A Special OP Unitholder that exercises its redemption right pursuant to this Section 8.07(c) shall be deemed to have offered to sell the Special Partnership Units requested to be redeemed to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Special Partnership Units by paying the Special OP Unitholder the Listing Redemption Amount either in the form of cash or in the form of REIT Shares with a Market Value equal to the Listing Redemption Amount. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase the Special Partnership Units from the Special OP Unitholder pursuant to this Section 8.07(c), the General Partner shall not have any obligation to the Special OP Unitholder or the Partnership with respect to the Special OP Unitholder's exercise of such redemption right. In the event the General Partner shall exercise its right to purchase the Special Partnership Units as provided in this
Section 8.07(c), the Partnership shall have no obligation to pay any amount to the Special OP Unitholder with respect to such Special OP Unitholder's exercise of such redemption right, and each of the Special OP Unitholder, the Partnership, and the General Partner, as the case may be, shall treat the transaction between the General Partner, as the case may be, and the Special OP Unitholder for federal income tax purposes as a sale of the Special OP Unitholder's Special Partnership Units to the General Partner, as the case may be. The Special OP Unitholder agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the redemption right as provided herein. The exercise of the redemption rights provided by this Section 8.07(c) shall be subject to the provisions of Section 8.05(c) and (d) applicable to the exercise of Redemption Rights.


         (d) Effect and Timing of Redemption of Special Partnership Units. From and after the date of a Termination Event or a Listing, no distributions, other than the redemption payments provided for in this Section 8.07, shall be payable with respect to the Special OP Units.

Redemptions under this Section 8.07 shall occur no later than 30 days after the Termination Event and no later than 240 days after the Listing.


                                   ARTICLE IX


           TRANSFERS AND REDEMPTIONS OF LIMITED PARTNERSHIP INTERESTS


         9.01 Purchase for Investment.

         (a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interests is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

         (b) Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) above and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.


         9.02 Restrictions on Transfer of Limited Partnership Interests.

         (a) Subject to the provisions of 9.02(b), (c) and (d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer") without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

         (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a Transfer pursuant to 9.05 below) of all of his Partnership Units pursuant to this Article IX or pursuant to an exchange of all of his Partnership Units pursuant to 8.05 or pursuant to redemption of the Limited Partner's Special Partnership Units pursuant to 8.07. Upon the permitted Transfer or redemption of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

         (c) Subject to 9.02(d), (e) and (f) below, a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of his Partnership Units to (i) a parent or parent's spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

         (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

         (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
Section 7704 of the Code.

         (f) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations
Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a nonrecourse liability (within the meaning of Regulations Section 1.752-1(a)(2)), without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         (g) Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         (h) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.


         9.03 Admission of Substitute Limited Partner.


         (a) Subject to the other provisions of this Article IX, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

                  (i) The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

                  (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

                  (iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof.

                  (iv) If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement.

                  (v) The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.

                  (vi) The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

                  (vii) The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

         (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

         (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.


         9.04 Rights of Assignees of Partnership Interests.

         (a) Subject to the provisions of Sections 9.01 and 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

         (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.


         9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.


         9.06 Joint Ownership of Interests. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.


         9.07 Redemption of Partnership Units. The General Partner will cause the Partnership to redeem Partnership Units, to the extent it shall have legally available funds therefor, at any time the General Partner redeems shares of beneficial interest in itself. The number and class or series of Partnership Units redeemed and the redemption price shall equal the number (multiplied by the Conversion Factor) of shares of beneficial interest the General Partner redeems and the redemption price at which the General Partner redeems such shares, respectively.


                                    ARTICLE X


                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS


         10.01 Books and Records. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership's federal, state and local income tax returns and reports, (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.


         10.02 Custody of Partnership Funds; Bank Accounts.

         (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

         (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b).


         10.03 Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year.


         10.04 Annual Tax Information and Report. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law.

         10.05 Tax Matters Partner; Tax Elections; Special Basis Adjustments.


         (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

         (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

         (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.


         10.06 Reports to Limited Partners.

         (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

         (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes, at the expense of the Partner desiring it and is made during normal business hours.


                                   ARTICLE XI


                         AMENDMENT OF AGREEMENT; MERGER


         The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partner, may amend this Agreement in any respect or merge or consolidate the Partnership with or into any other partnership or business entity (as defined in Section 17-211 of the Act) in a transaction pursuant to Section 7.01(c), (d) or (e) hereof; provided, however, that the following amendments and any other merger or consolidation of the Partnership shall require the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partner and in the case of any of the following (b), (c) or (d), the consent of the Limited Partners holding more than 50% of the Special Percentage Interests of the Limited Partners.


         (a) any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as provided in Section 8.05(d) or 7.01(d) hereof) in a manner adverse to the Limited Partner;


         (b) any amendment that would adversely affect the rights of the Limited Partner to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof;

         (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partner, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof; or

         (d) any amendment that would impose on the Limited Partner any obligation to make additional Capital Contributions to the Partnership.


                                   ARTICLE XII


                               GENERAL PROVISIONS


         12.01 Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.


         12.02 Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.


         12.03 Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.


         12.04 Severability. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.


         12.05 Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.


         12.06 Pronouns and Plurals. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.


         12.07 Headings. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

         12.08 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.


         12.09 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.





                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this First Amended and Restated Agreement of Limited Partnership, all as of the _____ day of __________, 2006.




                           GENERAL PARTNER:

                           WELLS TIMBER REAL ESTATE INVESTMENT TRUST, INC.


                           By:
                              -----------------------------------------
                                 Douglas P. Williams
                                 Executive Vice President



                           ORIGINAL LIMITED PARTNER:

                           WELLS CAPITAL, INC.


                           By:
                              -----------------------------------------
                                 Douglas P. Williams
                                 Executive Vice President

                                    EXHIBIT A

                         ALLOCATION OF PARTNERSHIP UNITS


                                                                                                          SPECIAL
                                          AGREED VALUE                    SPECIAL                       PARTNERSHIP
                               CASH        OF CAPITAL    PARTNERSHIP    PARTNERSHIP      PERCENTAGE      PERCENTAGE
        PARTNER            CONTRIBUTION   CONTRIBUTION      UNITS          UNITS          INTEREST       INTEREST
------------------------   ------------   ------------   ------------   ------------    ------------    ------------
GENERAL PARTNER:
Wells Timber Real Estate   $    200,000                        20,000              0              99%              0%
Investment Trust, Inc.
6200 The Corners Parkway
Suite 250
Norcross, Georgia 30091


                                                                                                           SPECIAL
                                          AGREED VALUE                     SPECIAL                        PARTNERSHIP
                               CASH        OF CAPITAL    PARTNERSHIP     PARTNERSHIP      PERCENTAGE      PERCENTAGE
        PARTNER            CONTRIBUTION   CONTRIBUTION      UNITS           UNITS          INTEREST        INTEREST
------------------------   ------------   ------------   ------------    ------------    ------------    ------------
ORIGINAL LIMITED PARTNER
Wells Capital, Inc.        $      2,000                           200               0               1%
6200 The Corners Parkway
Suite 250
Norcross, Georgia 30092
                           $      1,000                             0             100                             100%

TOTAL                      $    203,000                        20,200             100             100%            100%
                           ============                  ============    ============    ============    ============

                                    EXHIBIT B


                     NOTICE OF EXERCISE OF REDEMPTION RIGHT




         In accordance with Section 8.05 of the First Amended and Restated Agreement of Limited Partnership (the "Agreement") of Wells Timber Operating Partnership, L.P., the undersigned hereby irrevocably (i) presents for redemption ____________________ Partnership Units in Wells Timber Operating Partnership, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.05 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:                      ,
       ---------------------  ----------

Name of Limited Partner:


----------------------------------------


----------------------------------------

(Signature of Limited Partner)


----------------------------------------
(Mailing Address)


----------------------------------------
(City) (State) (Zip Code)


----------------------------------------

Signature Guaranteed by:


----------------------------------------



If REIT Shares are to be issued, issue to:

Please insert Social Security or identifying number:

Name
       ---------------------------------